EXHIBIT 99.2
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DISTRICT COURT, CITY AND COUNTY OF
DENVER, COLORADO
1437 Bannock Street
Denver, CO 80202                                           COURT USE ONLY

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Plaintiffs:
ALPHA SPACECOM, INC., a Colorado corporation f/k/a TRIDON ENTERPRISES, INC.; TRIDON TRUST
                                                           Case Number:
v.                                                              04CV9819

Defendants:                                                Courtroom 18
XUEDONG HU; JIAN WANG; ALPHA SKY INVESTMENT LTD,

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                        ORDER RE:NOTICE OF DISMISSAL AND
                      RELIEF FROM ORDER DATED MARCH 30,2005
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     THIS  MATTER  comes  before  the  Court  following  plaintiffs'  notice  of voluntary dismissal and subsequent motion for relief from order dated March 30, 2005. Conversely, defendants request an expedited status conference and move the Court to order Alpha Spacecom's transfer agent to cooperate with defendants. Having reviewed the motions, responsive briefs and case law, I deny plaintiffs' motion and grant defendants' requested relief.

     Plaintiffs commenced this lawsuit by filing their complaint on November 29, 2004. Instead of filing a formal answer or counterclaim, defendants moved to dismiss the lawsuit pursuant to C.R.C.P. 12(b)(5), 12(c) and 9(c). Subsequently, defendants also moved for a summary order requiring a shareholders' meeting pursuant to C.R.S. ss. 7-107-103. I conducted a hearing on defendants' motions on March 18, 2005. At the end of the hearing, I made oral findings of fact and conclusion of law whereby I granted defendants' motions in part and denied them in part. See Minute Order, dated March 18, 2005. I then ordered counsel for defendants to prepare a written form of order that embodied the contents of my oral ruling. On March 25, 2005, before the written form of order was filed with the Court, plaintiffs filed a voluntary notice of dismissal pursuant to C.R.C.P. 41(a)(l). On March 30, 2005, I signed the written form of order, nunc pro tunc to March 18, 2005.

     Plaintiffs seek relief from the written order on grounds that their notice of dismissal divested the Court of jurisdiction to enter the written order. Their argument is twofold. First, the Court lost jurisdiction of all matters pending before the Court on March 25, 2005 when the notice of voluntary dismissal was filed. Second, the oral order was not binding on March 18, 2005 when issued by the Court from the bench. I disagree with both arguments.

     Colorado permits notice of dismissal without order of the court pursuant to C.R.C.P. 41(a)(l) upon payment of costs and as long as an answer or motion for summary judgment has not been filed. This right is absolute even though the merits of the action could be reached by procedural devices other than an answer or a motion for summary judgment. Burden v. Greeven, 953 P.2d 205. 207 (Colo. App. 1998) citing 8 Moore's Federal Practice ss. 41.33[5][c][vii] (3d. ed.
1997).1 However, the right to voluntarily dismiss an action only applies to the extent that said action is still pending before the Court. See, Safeguard Business Systems, Inc. v. Hoeffel, 907 F.2d 861, 864 (8th Cir., 1990)(noting that there may be unique cases where a district court enters a judgment on the merits at an early stage of the proceedings, prior to an answer or motion for summary judgment, in which the use of Rule 41(a)(l) is foreclosed). It has no application to issues raised by other parties that are unrelated to plaintiffs' claims. Nor does it apply to erase substantive rulings dismissing plaintiffs' claims involuntarily before plaintiffs filed their notice of voluntary dismissal.

     This case is unusual in that defendants sought affirmative relief by a motion rather than a counterclaim. Namely, defendants moved for a summary order to hold a special shareholders' meeting pursuant to C.R.S. ss.7-107-103. This request for relief does not directly address the merits of plaintiffs' action but rather seeks a separate, affirmative adjudication of defendant Hu's rights as a shareholder. The fact that my determination of Hu's status as a shareholder also related to the validity of plaintiffs' claims is merely coincidental. Given the unique circumstances of this case, and noting that defendants had a separate and distinct right to petition the Court for a summary order requiring a special shareholder meeting, I treat defendants' motion for summary order as a separate cause of action to which Rule 41 does not apply. See C.R.C.P. 41 (suggesting that notice of voluntary dismissal not allowed when opposing party has separate cause of action). Therefore, I retain jurisdiction to enforce the ruling made on March 18, 2005 that orders the parties to hold a special shareholders' meeting where defendant Hu will be allowed to vote his shares.

     I also find that I retain jurisdiction to enforce my bench ruling concerning defendants' motion to dismiss claims asserted in plaintiffs' action. This ruling was made as part of the regular progression of the case after a hearing where all parties had the opportunity to present arguments. It apprised the parties that plaintiffs' claims for declaratory judgment were dismissed with prejudice. Moreover, the substantive content of the ruling was documented in a minute order entered simultaneously with the bench ruling. The minute order is precise and clear and contains all the information needed to serve as a judgment. This procedure alone is sufficient to effectively determine the litigant's rights and bind the parties in this action. See, People v. Easter, 914 P.2d 493, 495 (Colo. App., 1995).

     Plaintiffs' argument that the Court lost jurisdiction to enforce the ruling when they filed a notice of dismissal before the ruling was reduced to a formal writing is unpersuasive. I did not merely announce my inclinations to determine the issues and
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1  Because  C.R.C.P. 4 1 (a)(l)  is  identical to  F.R.C.P. 41 (a)(l),  Colorado courts have found the federal case law and authorities to be persuasive. See Burden. 953 P.2d at 207: the federal courts apply identical rules to C.R.C.P. 4 1.

defer ruling for further consideration. Compare with Koontz v. Rosener. et. al., 787 P.2d 192 (Colo. App. 1989) and Burden, 953 P.2d 205. Nor did my request for defense counsel to prepare a written form of order open the door for my ruling to be altered at a later date. Rather, the written order was a housekeeping matter that merely served to document the ruling in a form readily accessible to the parties. See C.R.C.P. 121 ss.1-16 (proposed order submitted for approval as to form, not substance); Alexander v. Morrison-Knudsen Co., Inc., 444 P.2d 397 (As practical matter, court must retain some jurisdiction for housekeeping purposes after notice of voluntary dismissal filed). Moreover, the order was signed and dated nunc pro tunc to reinforce the operative effect of my bench ruling on the litigants' rights as of March 18, 2005. See generally Law Offices of Andrew L. Ouiat, P.C. v. Ellithome, 917 P.2d 300 (Colo. App. 1995).

     For these reasons, I find that plaintiffs' rights to voluntarily dismiss the entire action were limited following my ruling on March 18, 2005. Plaintiffs' voluntary dismissal could only apply to those claims that had not already been adjudicated and dismissed by the Court. The rulings dismissing plaintiffs' claims for declaratory judgment and ordering the parties to hold a special shareholders' meeting were made seven days prior to plaintiffs' filing a notice of voluntary dismissal. Plaintiffs' notice, therefore, could not serve to divest the Court of jurisdiction to enforce the orders that determined the rights of the parties prior to voluntary dismissal.

     Thus, plaintiffs' motion for relief from the order dated March 18, 2005 is denied. Defendants' motion for written order enforcing the Court's rulings is granted. Plaintiffs are directed to comply with my ruling as embodied in the minute and written orders concerning defender's motion for summary order to conduct a shareholders' meeting. Accordingly, plaintiffs and their agents shall cooperate with defendants in handling the notice and filing requirements for conducting a special shareholders' meeting. Given this order, the expedited status conference requested by defendants is deemed unnecessary.

          SO ORDERED.

          Dated this 11th day of May, 2005

                                                  BY THE COURT:


                                                  JOSEPH E. MEYER III
                                                  District Court Judge
 cc:  Bradley Levin, counsel for Plaintiffs
      Ron Taylor, counsel for Defendants